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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) July 11, 2001 (August 1, 2000)

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-12699               95-4803544
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)

     3100 Ocean Park Blvd., Santa Monica, CA                       90405
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     (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (310) 255-2000

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     This Form 8-K is being filed to report certain exhibits attached hereto.

     The Board of  Directors  (the  "Board")  of  Activision,  Inc.,  a Delaware
corporation (the "Company"), adopted certain amendments to the Company's By-laws on August 1, 2000,  which provided for (i) fixing the number of directors on the
Board with the Board  having the sole  authority  to increase  or decrease  such number, (ii) filling of vacancies on the Board only by an affirmative vote of at least a majority  of the  remaining  directors,  (iii)  limiting  who may call a special  meeting of the  stockholders  to the Board acting by a majority and the
Chairman or Co-Chairman of the Board and eliminating the stockholders'  right to call a special  meeting or  require  that the Board or  Chairman  call a special meeting of the  stockholders,  (iv)  nomination of directors and other  business proposals  by  stockholders  but only in the  event  that such  nominations  and proposals are received  timely by the Company and in proper written form and (v)
super-  majority  vote to  amend  or  repeal  the  foregoing  amendments  to the
Company's By-laws.

     The Company entered into an employment agreement with Mr. Lawrence Goldberg on January 1, 2001,  and with Ms. Kathy Vrabeck on April 1, 2001,  which replace the employment  agreements  previously  entered into between the Company and Mr.
Goldberg on April 1, 2000,  and the Company  and Ms.  Vrabeck on July 12,  1999,
respectively.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          3.2  Amended and Restated By-laws of the Company.

          10.1 Employment  agreement  dated  January 1, 2001,  between  the
               Company and Mr. Lawrence Goldberg.

          10.2 Employment  agreement  dated  April  1,  2001,  between  the
               Company and Ms. Kathy Vrabek.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: July 11, 2001

                                                     ACTIVISION, INC.

                                                     By:/s/ Brian G. Kelly
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                                                         Name: Brian G. Kelly
                                                         Title: Co-Chairman

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